Restricted share units (Tables)	12 Months Ended
Dec. 31, 2021
Restricted share units
Schedule of restricted share units

Number of RSUs
Balance , December 31, 2019	2,146,000
Canceled	(840,000)
Exercised	(618,666)
Balance, December 31, 2020	687,334
Granted (1) (2) (3)	8,120,333
Exercised	(385,000)
Balance, December 31, 2021	7,735,333

Schedule of RSU granted on tranches upon the achievement of specified market capitalization targets

Tranche	Number of RSUs	Market Conditions Vesting Milestones
i.	1,000,000	Increase of market cap to C$ 1.3 Billion
ii.	1,000,000	Increase of market cap to C$ 1.55 Billion
iii.	1,000,000	Increase of market cap to C$ 1.8 Billion
iv.	2,000,000	Increase of market cap to C$ 2 Billion
	5,000,000

Schedule of assumptions to determine grant date fair value of the RSUs

Risk-free rate	0.85%
Expected equity volatility	60%
Share price	10.25
Expected dividend rate	0.00%
Probability of success	33.88% - 61.42%